Exhibit 10.15

English Translation

Form of Purchase Contract

Contract No.:
Date:
Place: Jiashan

The Buyer: Zhejiang Yuhui Solar Energy Source Co., Ltd.

Address: 8 Baoqun Road, Yaozhuang Town Industry Park, Jiashan County, Zhejiang Province

Tel.: 0573-4773062                     Fax: 0573-4773063

The Seller: Shangrao Desheng Industry Co., Ltd.

Address: Shangrao Industry Park, Jiangxi Province

Tel.: 0793-8461399                     Fax: 0793-8461159

Through negotiations, both parties enter into and abide by this Contract, whereby the Buyer purchases goods from the Seller:

1.	Product Description

Product	Specification	Quantity (kg)	Unit price/Kg (tax included)	Total (tax included)

2.	Technical Requirements and Quality Standard

P type: electrical resistivity >0.5Ω.cm.

N type: electrical resistivity >1Ω.cm

3.	Price, Document and Transport Requirements

3.1	Price is specified in Article 1. Price is denominated in RMB.

3.2	Document requirement: with VAT invoice.

3.3	Transport requirement: highway transport

4.	Terms of Payment.

                    .

5.	Packaging Requirement, Delivery Term and Delivery Conditions

5.1	The Seller shall provide packages for the silicon blocks to be delivered and bear packaging costs.

Packages shall be suitable for long-distance highway transportation.

5.2	Place of delivery: goods shall be delivered to the warehouse of Buyer’s plant (8 Baoqun Road, Yaozhuang Town Industry Park, Jiashan County, Zhejiang Province).

5.3	The ownership of the goods shall be transferred to the Buyer upon arrival at the Buyer’s warehouse. In case of any loss, shortage, damage, etc in transit, the Seller shall be responsible for getting compensation from the carrier. The Buyer shall actively provide related materials, when the assistance is needed. In case that the Buyer finds problems when it receives goods, the Buyer shall obtain the specified records and certificate from the carrier and immediately check the goods and make a claim against the party responsible therefore. In case of over-delivery or mis-delivery, the Buyer shall make detailed records, store and shall not use such goods without permission and inform the Seller within 10 days after receipt of goods, with all expenses thus incurred to be borne by the Seller.

5.4	Freight: freight will be borne by the Seller.

5.5	Delivery time:

6.	Force Majeure

6.1	Force majeure means any event that is unforeseeable and whose occurrence and consequences are unpreventable or unavoidable after this Contract becomes effective, e.g. earthquake, typhoon, flood, fire, war, etc, which directly affects the performance of this Contract or prevents this Contract from being performed according to specified provisions.

6.2	The prevented party shall forthwith notify the other party and provide the details of such event and related documentary evidence to the other party within 15 days.

6.3	In event of force majeure, both parties shall negotiate for a reasonable resolution and make all their best efforts to alleviate the influence of such event.

6.4	In case that an event of force majeure lasts for thirty days, both parties shall negotiate whether to perform or terminate this Contract or not.

7.	Quality Issue

7.1	Upon receipt of goods, the Buyer shall make random inspections on all the goods and issue the corresponding acceptance documents. The unqualified products will be returned to the Seller together with documents, with freight borne by the Seller.

7.2	In case that any delivered goods are defective, the Buyer may choose to continue to perform this Contract or not.

8.	Termination of Contract

This Contract will be terminated immediately after the written notice of termination issued by one party to the other party, especially in any of the following cases:

8.1	The Seller fails to perform its supply obligations under this Contract and fails to fix its non-performance or breach of this Contract within 30 days upon the Buyer’s requirement.

8.2	The other party goes bankrupt or files a bankruptcy petition or is reorganized or goes into liquidation or the other party files a similar petition.

If this Contract is terminated for goods reason, the Seller shall refund all advance payments to the Buyer within 7 working days of receipt of the notice of termination.

9.	Defaulting Liabilities

In the event that either party breaches this Contract, it shall undertake the defaulting liabilities and pay default penalty to the other party. If default penalty cannot cover the losses due to such default, the defaulting party shall make up the deficit. If default penalty are excessively higher or lower than actual losses, either party may request people’s court or arbitration institute to decrease or increase default penalty appropriately.

9.1	In case either party fails to perform this Contract in whole or in part (in case of delayed delivery or insufficient delivery by the Seller, in reference to Article 9.2), the Seller shall pay the other party the default penalty at a rate of 0.5% of the total value of the goods involved in such default. If both parties negotiate to change or terminate this Contract, neither party is deemed to breach the Contract.

9.2	If the Seller delays delivery or that delivered goods are insufficient, the Seller shall pay the Buyer the default penalty at a rate of 1% of the total value of this batch of goods. If the Buyer does not collect goods according to delivery term or rejects qualified goods, it shall pay the Seller the default penalty at a rate of 1% of the total value of this batch of goods. If either party intends to increase or decrease contractual quantity or change the delivery term, it shall give a 10 days prior notice and obtain the consent of the other party; otherwise, it shall undertake economic liabilities.

9.3	The expenses actually paid by the Buyer during the custody period due to the mis-delivery by the Seller shall be borne by the Seller. In case that the Buyer delays payment, it shall pay the Seller the default penalty for overdue payment in accordance with the relevant regulations of the People’s Bank of China.

9.4	The default penalty, compensation, custody and maintenance expenses and various economic losses payable by either party shall be paid to the other party within 10 days after responsibilities are defined. Otherwise, such party will be punished for overdue payment. However, neither party shall offset relevant fees by withholding goods or deducting payment for goods.

10.	Confidentiality

10.1	Each party shall keep confidential the business secrets of the other party obtained during cooperation, which are not publicly available. Except as otherwise specified by laws, without the written consent of the other party, neither party shall disclose such secrets to any third party or use them for any other purpose than as specified herein; otherwise, it shall undertake defaulting liabilities and bear the losses.

10.2	Each party shall also keep confidential the business information of both parties in this Contract and not disclose any such information to any third party.

10.3	The obligations of both parties under this Contract shall not be terminated with the Contract. Each party shall continue to comply with the confidential provisions herewith and perform its confidentiality obligations until the other party agrees to discharge its confidentiality obligations or its violation of the confidentiality provisions herewith will not result in any form of damage to the other party.

11.	Final Provisions

11.1	This Contract supersedes all prior oral or written agreements between both parties. There is no other contract between both parties except this Contract. Any amendment or supplement to this Contract shall be made in writing. Likewise, any provision of this Contract shall be cancelled in writing.

11.2	The invalidity of any provision of this Contract shall not affect the validity of the other provisions of this Contract. Both parties shall replace such invalid provision with a valid provision which most closely approximates the economic intention of both parties. This article is also applicable if the blanks in this Contract are filled.

12.	Settlement of Disputes

12.1	The validity and performance of this Contract and its amendments and all matters regarding the validity of this Contract and its amendments shall be governed by the laws of the People’s Republic of China. Any dispute is only governed by the laws of the People’s Republic of China.

12.2	Any dispute arising from the interpretation or performance of this Contract shall be first settled by both parties through friendly negotiations within 30 days.

12.3	In case no settlement can be reached through negotiations, either party may submit such dispute to local arbitration commission for arbitration in accordance such commission’s arbitration rules. Arbitral award shall bind upon both parties.

12.4	During arbitration, both parties shall continue to perform this Contract except for the matters involved in the dispute.

13.	Effectiveness and Termination

13.1	The date when the duly authorized representatives of both parties sign this Contract shall be the effective date of this Contract. If there is any discrepancy between the signing dates, the later date shall be the effective date of this Contract.

13.2	The expiry date of the final warranty term of the “purchased goods” under this Contract shall be the date of termination of this Contract. But confidentiality provisions, settlement of disputes and the outstanding claims and liabilities between both parties shall not be affected by the expiry of this Contract, and the non-defaulting party shall be entitled to make claims.

14.	Miscellaneous

14.1	This Contract is executed in duplicate, one copy for each party.

14.2	In case of anything not covered herein, both parties may enter into a supplementary agreement through negotiations, which is annexed to this Contract. The annexes to this Contract shall have the same effect as this Contract. Any and all correspondences, fax copies and emails confirmed by both parties form an integral part of this Contract and have the same effect as this Contract.

14.3	This Contract shall become effective as of its signing date (please fax this Contract back. This Contract shall be deemed to become effective if no objection is raised and this Contract is not faxed back within 24 hours).

The Seller: Shangrao Desheng Industry Co., Ltd.

Signature/seal: (Seal) /s/

Account opening bank: Jiangxi Shangrao Xuri Branch, China Construction Bank

Account No.: 36001351100052500920

Tax No.: 36112178970264X

The Buyer: Zhejiang Yuhui Solar Energy Source Co., Ltd.

Signature/seal: (Seal) /s/

Account opening bank: Jiashan County Branch, ICBC

Account No.: 1204070009242025955

Tax No.: 330421753019961

Contract No.	Date	Product	Specification	Quantity/ KG	Unit Price/ RMB	Total Amount (tax included)	Payment term	Delivery Term
YGC061127W	November 27, 2006	Reclaimable raw material	/	360,000	About RMB 1500.00 (specific price is subject to further negotiations between both parties)	RMB 540000000.00 (specific amount changes with the unit price)	An advance payment of RMB 50 million shall be paid before December 31, 2006. The balance shall be paid upon the term subject to further negotiations between both parties.	from January to December 2007, the Seller will deliver 30000Kg silicon materials to the Buyer at one time before the end of each month (12 batches in total)
DSC0611100001	November 10, 2006	Reclaimable raw material	cleaning free	1010	1521	1536210	before November 10, 2006	November 15, 2006
DSC0611150002	November 15, 2006	IC grade cleaning free	<5 mm	425	1544.40	4976010.00	before December 2, 2006	December 5, 2006
		silicon materials	>5 mm	2600	1661.40
DSC0611150003	November 15, 2006	monocrystalline scrap	/	250	660.00	1199295.81	before November 17, 2006	November 20, 2006
		scrap ingot	/	21	2464.40
		pot scrap	/	29	2037.99
		pot scrap	/	15	1244.4
		pot scrap	/	10	1366.40
		pot scrap	/	79	1834.63
		chip	/	564	1049.20
		pot scrap	/	71	2175.03
DSC0611150004	November 15, 2006	monocrystalline ingot	P type	412	1781.20	6467419	before November 17, 2006	November 20, 2006
		scrap ingot	/	3.8	1854.4
		patterned wafer	/	747	1342
		chip	thick	291.8	1295
		chip	thick	2122	1220
		scrap wafer	>0.5OHM.CM	1206	1457.15

Contract No.	Date	Product	Specification	Quantity/ KG	Unit Price/ RMB	Total Amount (tax included)	Payment term	Delivery Term
DSC0611160005	November 16, 2006	silicon scrap	/	5750	1212.00	6969000.00	before November 20, 2006	November 18, 2006
DSC0611200006	November 20, 2006	silicon scrap	/	4569.88	1377.80	6296380.66	before November 23, 2006	November 21, 2006
DSC0611280007	November 28, 2006	reclaimable raw material	small	1245	1404	5961150.00	before November 29, 2006	November 30, 2006
		reclaimable raw material	big	1521	1521
DSC0612040008	December 4, 2006	reclaimable raw material	small	3460	1404	6895980.00	before December 5, 2006	December 5, 2006
		reclaimable raw material	big	1340	1521
DSC0612060009	December 6, 2006	silicon scrap	/	1315.2	1608	4930977.60	before December 7, 2006	December 7, 2006
		scrap wafer	/	1473.8	720
		reclaimable raw material	small	1120	1404
		reclaimable raw material	big	120	1521
DSC0612120010	December 12, 2006	reclaimable raw material	small	3320	1404	6425002.80	before December 13, 2006	December 13, 2006
		reclaimable raw material	big	1130	1521
		scrap wafer	/	62.40	720
DSC0612140011	December 14, 2006	crystal ingot	/	197.6	2363.40	467007.84	before December 15, 2006	December 15, 2006
DSC0612160012	December 16, 2006	multicrystalline scrap	cleaning free	550	1989.00	1093950.00	before December 18, 2006	December 18, 2006
DSC0612180013	December 18, 2006	multicrystalline scrap	cleaning free	1000	1965.60	1965600.00	before December 18, 2006	December 31, 2006
DSC0612180014	December 18, 2006	reclaimable raw material	cleaning free	4000	1521.00	6417616.80	before December 18, 2006	December 19, 2006
		reclaimable raw material	/	44.4	1397.00
		tops & tails	/	164.6	1650.00

Contract No.	Date	Product	Specification	Quantity/ KG	Unit Price/ RMB	Total Amount (tax included)	Payment term	Delivery Term
DSC0612210015	December 21, 2006	scrap wafer	/	70	1638.00	6433586.64	before December 21, 2006	December 21, 2006
		reclaimable raw material	cleaning free	940	1638.00
		reclaimable raw material	cleaning free (small)	790	1521.00
		silicon scrap	/	2399.9	1497.60
DSC0612250016	December 25, 2006	semiconductor- grade ingots	tops and tails included	1048	1829.88	1917714.24	before December 26, 2006	December 26, 2006
DSC0612280017	December 28, 2006	reclaimable raw material	big	685	1638	10304883	before December 29, 2006	December 29, 2006
		reclaimable raw material	small	2175	1521
		bare scrap	/	3303.8	1567.8
		scrap wafer	/	495	1404
DSC0612280018	December 28, 2006	pot scrap	electrical resistivity >6Ω.cm, about 10Ω.cm	500	1205.10	855738	before December 29, 2006	December 31, 2006
		6”-8” wafer, bare wafer and FZ scrap silicon	/	100	1708.2
		Zonemelting ingot, N type	/	44	1872
DSC071100001 Subcontract of contract numbered YGC061127W	January 10, 2007	cleaning free reclaimable raw material	as agreed by both parties	467.70	2375.10	1110834.27	before January 11, 2007	January 11, 2007

Contract No.	Date	Product	Specification	Quantity/ KG	Unit Price/ RMB	Total Amount (tax included)	Payment term	Delivery Term
DSC071100002 Subcontract of contract numbered YGC061127W	January 10, 2007	cleaning free reclaimable raw material	as agreed by both parties	2795	1521	4604717.00	before January 11, 2007	January 11, 2007
		scrap wafer	/	205	1638
		bare scrap	/	11.31	1567.8
DSC071100003 Subcontract of contract numbered YGC061127W	January 11, 2007	pot scrap	Including 20% quartz	207	1111.50	230080.50	before January 11, 2007	January 11, 2007
DSC071170004 Subcontract of contract numbered YGC061127W	January 17, 2007	bare scrap	/	2500	1462.50	5490669.60	before January 18, 2007	January 18, 2007
		ingot	/	107.6	1521.00
		scrap wafer	Cleaning free	1020	1638.00
DSC0701220005 Subcontract of contract numbered YGC061127W	January 22, 2007	ingot	/	1344.67	2370.92	3177115.45	before January 22, 2007	January 22, 2007
DSC0701230006 Subcontract of contract numbered YGC061127W	January 23, 2007	ingot	/	724.7	2223.00	1611008.10	before January 23, 2007	January 23, 2007
DSC0701230007 Subcontract of contract numbered YGC061127W	January 23, 2007	cleaning free reclaimable raw material	small	1225	1521.00	3337425.00	before January 24, 2007	January 24, 2007
		scrap wafer	/	900	1636.00
DSC0701270008 Subcontract of contract numbered YGC061127W	January 27, 2007	cleaning free reclaimable raw material	small	1415	1521.00	3200535.00	before January 27, 2007	January 27, 2007
		scrap wafer	cleaning free	640	1638.00

Contract No.	Date	Product	Specification	Quantity/ KG	Unit Price/ RMB	Total Amount (tax included)	Payment term	Delivery Term
DSC0702060009 Subcontract of contract numbered YGC061127W	February 9, 2007	bare scrap	/	3208.7	1246.05	6855268.10	before February 7, 2007	February 7, 2007
		bare scrap	/	758	1567.80
		bare scrap	/	146.5	1427.40
		wafer	polished wafer	490.31	1638.00
		wafer	coated wafer	431.58	1521.00
DSC07021200010 Subcontract of contract numbered YGC061127W	February 10, 2007	scrap wafer	/	300	1638.00	5868720.00	before February 14, 2007	February 13, 2007
		bare scrap	/	400	1696.50
		cleaning free chip	/	1000	1521.00
		monocrystalline cell	/	400	1556.10
		bare scrap	15% heavy doping	1560	1638.00
DSC07022500011 Subcontract of contract numbered YGC061127W	February 25, 2007	scrap wafer	5% heavy doping	5622	1567.80	8814171.60 (RMB638820.00 shall be deducted from last payment, the payable amout shall be RMB8175351.60 )	before February 26, 2007	February 26, 2007
DSC07031100011 Subcontract of contract numbered YGC061127W	March 11, 2007	cleaning free reclaimable raw material	scrap wafer	450	1638.00	5357758.78	before March 12, 2007	March 12, 2007
		polished wafer	2% heavy doping	253.6	1579.50
		coated wafer	10% heavy doping	105.76	1287.00
		wafer	polished wafer	129.5	1638.00
		scrap wafer	80% wafer	183.51	1462.50
		laser wafer	15% heavy doping	1769	1152.45
		polished wafer	25% heavy doping	1060.5	1246.05
		wafer		160	1521.00

Contract No.	Date	Product	Specification	Quantity/ KG	Unit Price/ RMB	Total Amount (tax included)	Payment term	Delivery Term
DSC07031800012 Subcontract of contract numbered YGC061127W	March 18, 2007	cleaning free reclaimable raw material	chip	665	1521.00	3389560.20	before March 19, 2007
		cleaning free reclaimable raw material	scrap wafer	150	1638.00
		cleaning free reclaimable raw material	monocrystalline cell	300	1521.00
		8” wafer	/	492.9	1638.00
		polished wafer	15% heavy doping	675	1287.00
PSO70115	January 15, 2007	bare scrap	5% heavy doping	2362	1556.10	3675508.20	before January 17, 2007	January 15, 2007
DSC07032500014 Subcontract of contract numbered YGC061127W	March 25, 2007	bare wafer	/	5997.3	1287.00	8477323.95	before March 26, 2007	March 26, 2007
		wafer	polished wafer	420.65	1638.00
		wafer	coated wafer	26.15	1521.00
DSC07033100015 Subcontract of contract numbered YGC061127W	March 31, 2007	cleaning free reclaimable raw material	chip	720	1521.00	8663273.63	before April 1, 2007	April 1, 2007
		cleaning free reclaimable raw material	scrap wafer	600	1700.00
		cleaning free reclaimable raw material	monocrystalline cell	100	1556.10
		polished wafer	/	4410	1246.05
		monocrystalline bare cell	whole wafer	162.65	1462.50
		monocrystalline bare cell	scrap wafer	451	1462.50

Contract No.	Date	Product	Specification	Quantity/ KG	Unit Price/ RMB	Total Amount (tax included)	Payment term	Delivery Term
DSC07040600016 Subcontract of contract numbered YGC061127W	April 6, 2007	cleaning free reclaimable raw material	chip	810	1521.00	3519815.00	before April 7, 2007	April 7, 2007
		cleaning free reclaimable raw material	scrap wafer	1300	1700.00
		cleaning free reclaimable raw material	monocrystalline cell	50	1556.10
DSC07041200017 Subcontract of contract numbered YGC061127W	April 12, 2007	cleaning free reclaimable raw material	chip	450	1521.00	3088027.50	before April 13, 2007	April 13, 2007
		cleaning free reclaimable raw material	chip	60	1521.00
		cleaning free reclaimable raw material	scrap wafer	1200	1700.00
		cleaning free reclaimable raw material	monocrystalline cell	175	1556.10

Contract No.	Date	Product	Specification	Quantity/ KG	Unit Price/ RMB	Total Amount (tax included)	Payment term	Delivery Term
DSC07041700018 Subcontract of contract numbered YGC061127W	April 17, 2007	cleaning free reclaimable raw material	chip	360	1521.00	6719510.95	before April 18, 2007	April 18, 2007
		cleaning free reclaimable raw material	chip (red pen)	1140	1521.00
		cleaning free reclaimable raw material	scrap wafer	800	1700.00
		cleaning free reclaimable raw material	scrap wafer (red pen)	750	1700.00
		8” wafer	/	283.5	1638.00
		4”, 5” wafer	/	198.95	1521.00
		polished wafer	/	805	1287.00
DSC07042200019 Subcontract of contract numbered YGC061127W	April 22, 2007	cleaning free reclaimable raw material	chip	240	1521.00	4056560.00	before April 23, 2007	April 23, 2007
		cleaning free reclaimable raw material	chip (red pen)	1710	1521.00
		cleaning free reclaimable raw material	scrap wafer	500	1700.00
		cleaning free reclaimable raw material	scrap wafer (red pen)	50	1700.00
		cleaning free reclaimable raw material	monocrystalline cell	100	1556.10
DSC07042500020 Subcontract of contract numbered YGC061127W	April 25, 2007	cleaning free reclaimable raw material	chip	450	1521.00	3696520.00	before April 26, 2007	April 26, 2007
		cleaning free reclaimable raw material	chip (red pen)	1170	1521.00
		cleaning free reclaimable raw material	scrap wafer	725	1700.00

Contract No.	Date	Product	Specification	Quantity/ KG	Unit Price/ RMB	Total Amount (tax included)	Payment term	Delivery Term
DSC07050400021 Subcontract of contract numbered YGC061127W	May 4, 2007	cleaning free reclaimable raw material	chip	1290	1580.00	6607300.00	before May 5, 2007	May 5, 2007
		cleaning free reclaimable raw material	chip (red pen)	1770	1580.00
		cleaning free reclaimable raw material	scrap wafer	675	1700.00
		cleaning free reclaimable raw material	scrap wafer (red pen)	50	1700.00
DSC07050700022 Subcontract of contract numbered YGC061127W	May 7, 2007	cleaning free reclaimable raw material	chip	1860	1580.00	7631850.00	before May 8, 2007	May 8, 2007
		cleaning free reclaimable raw material	chip (multicyrstalline)	1500	1500.00
		cleaning free reclaimable raw material	monocrystalline cell	500	1556.10
		cleaning free reclaimable raw material	scrap wafer	300	1700.00
		cleaning free reclaimable raw material	scrap wafer (multicrystalline)	700	1650.00

Contract No.	Date	Product	Specification	Quantity/ KG	Unit Price/ RMB	Total Amount (tax included)	Payment term	Delivery Term
DSC07051000023 Subcontract of contract numbered YGC061127W	May 10, 2007	cleaning free reclaimable raw material	chip	1860	1580.00	5017942.50	before May 11, 2007	May 11, 2007
		cleaning free reclaimable raw material	chip (multicrystalline)	180	1500.00
		cleaning free reclaimable raw material	scrap wafer	200	1700.00
		cleaning free reclaimable raw material	scrap wafer (multicrystalline)	25	1650.00
		cleaning free reclaimable raw material	monocrystalline cell	275	1556.10
		cleaning free reclaimable raw material	mixed crystal cell	425	1350.00
		8” polished wafer	/	219.4	1700.00
		8” coated wafer	/	180	1521.00
DSC07051300024 Subcontract of contract numbered YGC061127W	May 13, 2007	cleaning free reclaimable raw material	chip	2460	1580.00	4618050.00	before May 14, 2007	May 14, 2007
		cleaning free reclaimable raw material	chip (multicrystalline)	90	1500.00
		cleaning free reclaimable raw material	scrap wafer	150	1700.00
		cleaning free reclaimable raw material	scrap wafer (multicrystalline)	125	1650.00
		cleaning free reclaimable raw material	mixed multicrystalline cells	100	1350.00

Contract No.	Date	Product	Specification	Quantity/ KG	Unit Price/ RMB	Total Amount (tax included)	Payment term	Delivery Term
DSC07052000025 Subcontract of contract numbered YGC061127W	May 20, 2007	cleaning free reclaimable raw material	chip	2220	1580.00	5525252.50	before May 21, 2007	May 21, 2007
		cleaning free reclaimable raw material	chip (multicrystalline)	180	1500.00
		cleaning free reclaimable raw material	scrap wafer	425	1750.00
		cleaning free reclaimable raw material	scrap wafer (multicrystalline)	250	1700.00
		cleaning free reclaimable raw material	monocrystaliine cell	25	1556.10
		cleaning free reclaimable raw material	mixed multicrystalline cells	400	1350.00
DSC07052300026 Subcontract of contract numbered YGC061127W	May 23, 2007	cleaning free reclaimable raw material	chip	1770	1558.00	6045977.52	before May 24, 2007	May 24, 2007
		cleaning free reclaimable raw material	chip (multicrystalline)	90	1500.00
		cleaning free reclaimable raw material	scrap wafer	400	1750.00
		cleaning free reclaimable raw material	scrap wafer (multicrystalline)	50	1700.00
		cleaning free reclaimable raw material	monocrystalline cell	325	1556.10
		cleaning free reclaimable raw material	mixed multicrystalline cells	800	1400.00
		wafer	4”, 5” and 6” wafer	462.62	1521.00

Contract No.	Date	Product	Specification	Quantity/ KG	Unit Price/ RMB	Total Amount (tax included)	Payment term	Delivery Term
DSC07052700027 Subcontract of contract numbered YGC061127W	May 27, 2007	cleaning free reclaimable raw material	chip	660	1580.00	5548482.00	before May 28, 2007	May 28, 2007
		cleaning free reclaimable raw material	chip (multicrystalline)	210	1500.00
		cleaning free reclaimable raw material	scrap wafer	675	1750.00
		cleaning free reclaimable raw material	scrap wafer (multicrystalline)	25	1700.00
		cleaning free reclaimable raw material	monocrystalline cell	120	1556.10
		cleaning free reclaimable raw material	mixed multicrystalline cells	1760	1400.00
		wafer	12” wafer	186	1700.00
DSC07060200028 Subcontract of contract numbered YGC061127W	June 2, 2007	bare wafer	/	925	1060.00	7079416.00	before June 4, 2007	June 4, 2007
		cleaning free reclaimable raw material	chip	660	1580.00
		cleaning free reclaimable raw material	chip (multicrystalline)	120	1500.00
		cleaning free reclaimable raw material	scrap wafer	1075	1750.00
		cleaning free reclaimable raw material	scrap wafer (multicrystalline)	175	1700.00
		cleaning free reclaimable raw material	monocrystalline cell	60	1556.10
		cleaning free reclaimable raw material	mixed multicrystalline cells	1860	1400.00

Contract No.	Date	Product	Specification	Quantity/ KG	Unit Price/ RMB	Total Amount (tax included)	Payment term	Delivery Term
DSC07062800033 Subcontract of contract numbered YGC061127W	June 28, 2007	cleaning free reclaimable raw material	chip	630	1630.00	5530800.00	before June 29, 2006	June 29, 2006
		cleaning free reclaimable raw material	chip (multicrystalline)	90	1580.00
		cleaning free reclaimable raw material	scrap wafer	1500	1800.00
		cleaning free reclaimable raw material	scrap wafer (multicrystalline)	120	1750.00
		cleaning free reclaimable raw material	monocrystalline cell	240	1580.00
		cleaning free reclaimable raw material	mixed multicrystalline cells	750	1430.00

Contract No.	Date	Product	Specification	Quantity/ KG	Unit Price/ RMB	Total Amount (tax included)	Payment term	Delivery Term
DSC07070400034 Subcontract of contract numbered YGC061127W	July 4, 2007	cleaning free reclaimable raw material	chip	1020	1750.00	5403000.00	before July 5, 2007	July 5, 2007
		cleaning free reclaimable raw material	chip (multicrystalline)	90	1700.00
		cleaning free reclaimable raw material	scrap wafer	240	1900.00
		cleaning free reclaimable raw material	monocrystalline cell	1590	1700.00
DSC07070600035 Subcontract of contract numbered YGC061127W	July 4, 2007	cleaning free reclaimable raw material	chip	420	1750.00	6651000.00	before July 9, 2007	July 9, 2007
		cleaning free reclaimable raw material	chip (multicrystalline)	30	1700.00
		cleaning free reclaimable raw material	scrap wafer	420	1900.00
		cleaning free reclaimable raw material	scrap wafer (multicrystalline)	60	1850.00
		cleaning free reclaimable raw material	polysilicon	1800	2300.00
		cleaning free reclaimable raw material	monocrystalline cell	480	1700.00

Contract No.	Date	Product	Specification	Quantity/ KG	Unit Price/ RMB	Total Amount (tax included)	Payment term	Delivery Term
DSC07071000036 Subcontract of contract numbered YGC061127W	July 10, 2007	cleaning free reclaimable raw material	chip	90	1750.00	5403000.00	before July 11, 2007	July 11, 2007
		cleaning free reclaimable raw material	chip (multicrystalline)	60	1700.00
		cleaning free reclaimable raw material	scrap wafer	660	1900.00
		cleaning free reclaimable raw material	scrap wafer (multicrystalline)	150	1850.00
		cleaning free reclaimable raw material	monocrystalline cell	210	1700.00
		cleaning free reclaimable raw material	mixed multicrystalline cells	2100	1550.00